UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

Nogin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Flight Way STE 400, Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 222-0209

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NOGN	The Nasdaq Stock Market LLC
Warrants to purchase Common stock	NOGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on March 28, 2023, Nogin, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to effect a 1-for-20 reverse stock split of the Company’s common stock (the “Reverse Stock Split”), effective as of 5:00 p.m. Eastern Daylight Time on March 28, 2023.

In connection with the Reverse Stock Split, the Company is filing this Current Report on Form 8-K (this “Report”) to update certain financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), originally filed on March 23, 2023, in Exhibit 99.1. The information in this Report is not an amendment to, or restatement of, the Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the Reverse Stock Split, as described above.

“Part II, Item 8. Financial Statements and Supplementary Data” of the Form 10-K is being revised as reflected in Exhibit 99.1 to this Current Report on Form 8-K.

This report, including Exhibit 99.1, does not reflect events (other than the Reverse Stock Split) occurring after the filing of the Form 10-K and does not modify or update the disclosures in such filing, other than as required to reflect Reverse Stock Split.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

99.1	Recast Financial Statements Originally Included in the Annual Report on Form 10-K of Nogin, Inc. for the year ended December 31, 2022.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nogin, Inc.

Date: March 31, 2023	By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chief Executive Officer, President and Chairman of the Board

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